EXHIBIT 99.1

GENERAL NOTES TO OCTOBER 2009 MONTHLY OPERATING REPORT

General:

The report includes all activity for all Debtors in these jointly administered cases.

Notes to MOR's

These schedules and statements contain financial information that has been taken from the books and records of the Debtors. The amounts reflected in these financial statements are unaudited. These financial statements are prepared on a consolidated basis.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	October 2009

		Federal Tax I.D. #	13-3492802

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.
(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Y
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CONT)	N	1
Copies of bank statements		N	1
Cash disbursements journals		N	1
Statement of Operations	MOR-2	Y
Balance Sheet	MOR-3	Y
Status of Post-petition Taxes	MOR-4	N		Y
Copies of IRS Form 6123 or payment receipt		N	1
Copies of tax returns filed during reporting period		N	1
Summary of Unpaid Post-petition Debts	MOR-4	Y
Listing of Aged Accounts Payable		Y	2
Accounts Receivable Reconciliation and Aging	MOR-5	N	3
Taxes Reconciliation and Aging	MOR-5	N	4
Payments to Insiders and Professionals	MOR-6	Y
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Y
Debtor Questionnaire	MOR-7	Y

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor /s/ Bruce E. Zurlnick	Date: November 30, 2009

Signature of Authorized Individual* /s/ Bruce E. Zurlnick	Date: November 30, 2009

Printed Name of Authorized Individual Bruce E. Zurlnick	Date: November 30, 2009

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

1 -	Due to their voluminous nature, these documents are not attached but are available from the Debtors upon request.
2 -	The Debtor does not have the ability to age the Accounts Payble data and therefore just the total amount due to each creditor is included.
3 -

Accounts Receivable is primarily comprised of amounts due from leased department host stores and credit card issuers. All monies are typically collected within 21 days (except for a $1.3 million receivable from Gottschalk's for which we have set up an uncollectible reserve of 90%, as Gottschalk's filed for bankruptcy protection in January 2009).

4 -	Not applicable.

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	October 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be from the debtor’s books and not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

ACCOUNT	FISCAL October 2009 Oct 4th thru Oct 31st 2009	CUMULATIVE FILING TO DATE ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING OF MONTH (2)	57,996,000	5,158,000
RECEIPTS
CASH SALES	34,788,000	98,829,000
PROCEEDS FROM GORDON BROTHERS FOR LIQUIDATION GUARANTEE	0	64,655,000
TOTAL RECEIPTS	34,788,000	163,484,000
DISBURSEMENTS
MERCHANDISE	133,000	2,162,000
PAYROLL AND PAYROLL TAXES	4,111,000	14,312,000
RENT & OTHER OCCUPANCY	854,000	9,954,000
SALES & OTHER TAXES	1,609,000	5,181,000
SELLING, GENERAL & ADMINISTRATIVE	3,804,000	9,874,000
REVOLVER & BOND INTEREST	0	1,914,000
RESTRUCTURING PROFESSIONAL FEES INCLUDING LIQUIDATOR FEES	1,222,000	3,243,000
LOAN REPAYMENTS TO GE & 2nd LIEN NOTE REPAYMENT	25,457,000	62,957,000
FUND LC COLLATERAL	0	3,451,000
TOTAL DISBURSEMENTS	37,190,000	113,048,000

NET CASH FLOW	(2,402,000)	50,436,000
(RECEIPTS LESS DISBURSEMENTS)

CASH – END OF MONTH (2)	55,594,000	55,594,000

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	FISCAL October 2009 Oct 4th thru Oct 31st 2009	CUMULATIVE FILING TO DATE ACTUAL (TOTAL OF ALL ACCOUNTS)
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS	37,190,000	113,048,000
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	37,190,000	113,048,000

1 - We track cash receipts and disbursements on a consolidated basis and not by individual bank accounts.
2 - Excludes add back of A/P Overdraft (GAAP adjustment) and credit card receivables.

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	October 2009

	Cash Disbursements
DEBTOR	CASE NO.	FISCAL October 2009 Oct 4th thru Oct 31st 2009	CUMULATIVE FILING TO DATE ACTUAL

Finlay Enterprises, Inc.	09-14873		0
Finlay Fine Jewelry Corporation	09-14874	33,291,000	103,020,000
Finlay Jewelry, Inc.	09-14875		0
EFinlay, Inc.	09-14876		0
Finlay Merchandising & Buying	09-14877	107,000	407,000
Carlyle & Co. Jewelers	09-14878	3,593,500	8,498,500
Park Promenade, LLC	09-14879		0
L. Congress, Inc.	09-14880	198,000	1,122,000

Total		37,189,500	113,047,500

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	October 2009

STATEMENT OF OPERATIONS (Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Fiscal October 2009 Oct 4th thru Oct 31st	CUMULATIVE -FILING TO DATE
REVENUE
Merchandise sales	36,351,000	94,825,000
Repair sales	721,000	2,685,000
Accomodation sales	0	17,000
Total Revenue	37,072,000	97,527,000
COST OF GOODS SOLD
Cost of Goods Sold	29,976,000	70,414,000
Gross profit before non recurring items	7,096,000	27,113,000
Non Recurring item: Write down of inventory based on estimated net realizable value	22,000,000	52,000,000
Gross Profit	(14,904,000)	(24,887,000)
OPERATING EXPENSES
Net advertising expense	795,000	2,338,000
Rent & Other Occupancy	2,700,000	9,019,000
Payroll, payroll taxes and employee benefits	3,969,000	11,665,000
Insurance	147,000	445,000
Other general operating expenses (See below)	7,067,000	29,370,000
Other - including administrative cost centers (See below)	1,562,000	10,924,000
Total Operating Expenses Before Depreciation	16,240,000	63,761,000
Depreciation/Depletion/Amortization	31,000	655,000
Net Profit (Loss) Before Other Income & Expenses	(31,175,000)	(89,303,000)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)		0
Interest Expense	1,803,000	15,431,000
Other Expense (attach schedule)		0
Net Profit (Loss) Before Reorganization Items	(32,978,000)	(104,734,000)
REORGANIZATION ITEMS		0
Professional Fees & Other reoganization expense (See below)	2,171,600	5,323,600
U. S. Trustee Quarterly Fees	66,500	66,500
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		0
Gain (Loss) from Sale of Equipment		0
		0
Total Reorganization Expenses	2,238,100	5,390,100
Provision (Credit) for Income Taxes	(683,000)	(683,000)
Net Profit (Loss)	(34,533,100)	(109,441,100)

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	October 2009

BREAKDOWN OF “OTHER” CATEGORY

	Fiscal October 2009 Oct 4th thru Oct 31st	CUMULATIVE -FILING TO DATE
OTHER GENERAL OPERATIONAL EXPENSES
BOXES/DISPLAYS	34,000	89,000
EVENTS/SUPPLIES	40,000	109,000
TRAVEL	120,000	244,000
MISCELLANEOUS INCLUDING GORDON BROTHERS CONSULTANT TIME AND EXPENSE	221,000	1,127,605
FIXED ASSET WRITEOFFS, IMPAIRMENT OF ASSETS AND OTHER WRITE OFFS	5,749,000	25,354,549
TELECOMMUNICATION CHARGES	114,000	305,000
CREDIT CARD FEES	789,000	2,141,000

TOTAL OTHER OPERATIONAL EXPENSES	7,067,000	29,370,154

OTHER INCLUDING ADMINISTRATIVE COSTS CENTERS
PAYROLL	1,067,000	4,150,000
PAYROLL TAXES	13,000	185,000
EMPLOYEE BENEFITS	63,000	266,000
VEBA TRUST - BENEFITS	0	1,500,000
RENT PREMISES	212,000	(520,000)
RENT EQUIPMENT	13,000	199,000
REPAIR & MAINTENANCE	19,000	133,000
UTILITIES	69,000	179,000
OTHER MISCELLANEOUS	106,000	4,832,000

OTHER ADMINISTRATIVE EXPENSES	1,562,000	10,924,000

PROFESSIONAL FEES & OTHER REORG. EXPENSE
WEIL, GOTSHAL & MANGES	446,300	1,476,800
ALVAREZ & MARSAL	278,600	876,900
ASSET DISPOSITION ASSOC.	283,300	1,118,300
GECC	0	237,200
PROSKAUER & ROSE	0	11,000
GORDON BROTHERS	0	18,000
EPIQ BANKRUPTCY SOLUTIONS	50,000	472,000
HSBC BANK	11,000	11,000
PRYOR CASHMAN	171,200	171,200
MOSES & SINGER	458,700	458,700
SONNENSCHEIN, NATH & ROSENTHAL	65,600	65,600
TOGUT SEGAL	15,600	15,600
WILMINGTON TRUST COMPANY	14,900	14,900
CONSENSUS	376,400	376,400

TOTAL PROFESSIONAL FEES & OTHER REORG. EXPENSE	2,171,600	5,323,600

OTHER INCOME		N/A

OTHER EXPENSES		N/A

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	October 2009

BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Oct 31, 2009)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
CURRENT ASSETS
Unrestricted cash and equivalents (including A/P overdraft and credit card receivables)	61,287,855	5,352,405
Cash Collaterlized Accounts	6,845,698	6,841,822
Accounts receivable (Net)	2,151,263	14,963,712
Other receivables	3,454,306	1,028,900
Merchandise inventories (1)	82,455,091	202,530,200
Prepaid expenses and other	2,770,393	1,950,201
Other Current Assets (attach schedule)	0	0
TOTAL CURRENT ASSETS	158,964,606	232,667,240
PROPERTY & EQUIPMENT
Land and building	4,720,234	9,420,470
Fixtures	3,108,949	17,794,766
Displays	78,137	2,508,324
Computers, equipment & other	939,675	5,257,757
Construction in Progress	0	2,893,959
Leasehold Improvements	11,593	4,162,237
Vehicles	16,520	16,520
Less: Accumulated Depreciation	(4,823,504)	(9,670,437)
TOTAL PROPERTY & EQUIPMENT (1)	4,051,604	32,383,596
OTHER ASSETS
Amounts due from Insiders*	0	0
Professional Retainers	1,086,104	751,863
Other Assets (attach schedule)	8,318,052	21,505,623
TOTAL OTHER ASSETS	9,404,156	22,257,486
TOTAL ASSETS	172,420,366	287,308,322

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Oct 31, 2009)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable – Post petition	425,084	0
Wages Payable & Compensated Absences	4,439,402	0
Accrued Professional Fees & restructuring costs	3,175,533	0
Taxes Payable	2,688,934	0
Amounts Due to Insiders*	0	0
Deferred Revenue – Liquidator Guarantee Advance	56,277,608	0
Other Post-petition Liabilities (attach schedule)	1,926,146	0
TOTAL POST-PETITION LIABILITIES	68,932,707	0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt –Revolver, 2nd & 3rd lien notes	197,967,292	255,832,879
Priority Debt	676,068	427,200
Unsecured Debt – Senior notes	43,697,512	42,847,826
Accounts Payable – Pre petition	7,796,047	8,176,582
Other Pre-petition Liabilities (attach schedule)	17,072,022	34,457,064
TOTAL PRE-PETITION LIABILITIES	267,208,941	341,741,551
TOTAL LIABILITIES	336,141,648	341,741,551
OWNERS' EQUITY
Capital Stock	117,054	117,054
Additional Paid-In Capital	96,716,915	96,716,915
Retained Earnings – Pre-Petition	(123,248,418)	(123,248,418)
Retained Earnings – Post-petition	(109,441,592)	0
Treasury Stock	(27,865,241)	(28,018,780)
Adjustments to Owner Equity (attach schedule)	0	0
NET OWNERS’ EQUITY	(163,721,282)	(54,433,229)
TOTAL LIABILITIES AND OWNERS' EQUITY	172,420,366	287,308,322

*"Insider" is defined in 11 U.S.C. Section 101(31).
1. These assets have been adjusted to our estimated net realizable values.

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	October 2009

BALANCE SHEET - continuation section
ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Oct 31, 2009)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
Other Assets
Deferred financing fees	0	8,895,950
Insurance deposit	340,000	340,000
Credit card deposit	5,073,281	3,000,000
Favorable leases	0	623,908
Customer lists	329,819	172,328
Trade names	756,592	6,669,592
Deposits- Other utilities	312,809	239,975
Other	0	120,800
Other (CSV Life - Carlyle)	1,505,551	1,443,070
Total Other Assets	8,318,052	21,505,623

LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Oct 31, 2009)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
Other Post-petition Liabilities
General Insurance	799,818	0
Medical Insurance	95,799	0
Layaways & Gift Card	138,237	0
Credit Card Accrual	71,197	0
Other Post-petition Liabilities	821,095
Other Post-petition Liabilities	1,926,146	0

LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Oct 31, 2009)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
Other Pre-petition Liabilities
General Insurance	5,699,912	6,364,144
Medical Insurance	383,197	1,203,249
Layaways & Gift Card	322,551	1,418,612
Diamond Bond Liability	0	300,000
STL Rent and Rent related	0	4,194,864
Income Taxes	151,665	646,257
Accrued Credit Card	0	81,756
Returns Reserve	0	546,362
Severance & other payroll accrual	3,385,671	6,775,876
Compensated Absences accrual	1,084,533	1,390,067
Accured Liability - Split Payroll	0	1,632,890
Other Miscellaneous	1,859,382	3,033,698
Sundry Taxes Accrued	4,185,111	6,869,289
Other Pre-petition Liabilities	17,072,022	34,457,064

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	October 2009

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	425,084
Wages Payable	4,439,402
Taxes Payable	2,688,934
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees	3,175,533
Amounts Due to Insiders
Other:	1,926,146
Other:
Total Post-petition Debts	12,655,099

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

MONTHLY OPERATING REPORT – OCTOBER 2009

MOR-4 - Post Petition Taxes Certification

The undersigned verifies that, to the best of his knowledge, all undisputed post-petition tax obligations,

including but not limited to payroll, sales, use, income, franchise and other taxes have been paid to the proper taxing authority when due.

/s/ Bruce E. Zurlnick	November 30, 2009
Bruce E. Zurlnick Senior Vice President, Treasurer and CFO

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	October 2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in

Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid

(e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

INSIDERS
NAME	TYPE OF PAYMENT	Fiscal Oct 2009	TOTAL PAID TO DATE
Arthur E. Reiner	Salary	0.00	125,625.00
Arthur E. Reiner	Vacation	40,586.53	40,586.53
Arthur E. Reiner	Director Fees	2,083.34	2,083.34
Bonni G. Davis	Salary	17,914.76	44,786.90
Bruce E. Zurlnick	Salary	26,934.04	67,335.10
Bruce E. Zurlnick	Expense reimbursement	0.00	424.89
David B. Cornstein	Director Fees	0.00	5,913.97
Deborah A. Higgins	Salary	0.00	20,869.79
Deborah A. Higgins	Consulting	12,000.00	12,000.00
Deborah A. Higgins	Vacation	0.00	7,767.36
Deborah A. Higgins	Expense reimbursement	0.00	366.16
Douglass J. Congress	Vacation	0.00	8,461.53
Douglass J. Congress	Expense reimbursement	0.00	334.95
James M. Giantonemico	Salary	21,744.18	54,360.45
James M. Giantonemico	Expense reimbursement	34.99	34.99
Joan M. Durkin	Salary	17,541.14	43,852.85
Joan M. Durkin	Expense reimbursement	0.00	50.14
John P.Orr	Salary	16,166.96	40,417.40
Joseph M. Melvin	Expense reimbursement	0.00	416.67
Joyce Manning Magrini	Salary	21,792.59	63,822.83
Joyce Manning Magrini	Vacation	17,394.22	17,394.22
Joyce Manning Magrini	Expense reimbursement	291.25	291.25
Karin Knudsen	Salary	27,117.04	67,792.60
Karin Knudsen	Expense reimbursement	0.00	542.70
Leon Benzrihem	Salary	18,375.34	45,938.35
Louis Lipschitz	Director Fees	0.00	7,333.32
Norma L. Wilson	Salary	21,325.44	53,313.60
Norma L. Wilson	Expense reimbursement	2,116.20	3,099.01
Norman S. Matthews	Director Fees	0.00	12,537.64
Raymond J. Poulin	Salary	9,688.12	24,220.30
Richard G. Davenport	Salary	1,370.76	23,728.92
Richard G. Davenport	Vacation	2,056.15	2,056.15
Ronald E. Swanson	Salary	8,535.16	29,873.06
Ronnie S. Grabon	Salary	5,665.46	19,829.11
Scot M. Congress	Vacation	0.00	12,692.30
Scot M. Congress	Expense reimbursement	0.00	2,467.07
Stuart C. Mclean	Expense reimbursement	0.00	136.42
Sue C. Haire	Salary	7,158.00	25,053.00
Thomas G. Lozier	Salary	0.00	10,574.50
Thomas G. Lozier	Vacation	0.00	16,061.77
Thomas G. Lozier	Expense reimbursement	0.00	71.45
Thomas M. Murnane	Director Fees	0.00	6,623.65

TOTAL PAYMENTS TO INSIDERS		297,891.67	921,141.24

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	October 2009

PROFESSIONALS OCTOBER 2009
PAYEE	PERIOD COVERED	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
Weil, Gotshal & Manges LLP				0	0	1,027,000
Alvarez & Marsal				472,000	472,000	224,000
Asset Disposition Advisors				0	0	803,000
Epiq Bankruptcy Solutions LLC				0	223,000	200,000
Consensus Advisors				0	0	376,000
Moses & Singer				118,000	118,000	341,000
Pryor Cashman				71,000	71,000	100,000
GECC				0	0	58,000
Other				0	0	16,000
Sonnenschein				51,000	51,000	15,000
Wilmington Trust				15,000	15,000
HSBC				11,000	11,000
US Trustee Fees				51,000	51,000	15,000

				0
Other
TOTAL PAYMENTS TO PROFESSIONALS		0		789,000	1,012,000	3,175,000

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. REPRESENTS ESTIMATES FOR OCTOBER

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS - OCTOBER 2009

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST-PETITION
Second Lien Note repayment	n/a	25,457,000	0

TOTAL PAYMENTS		25,457,000	0

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	October 2009

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X (1)
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X (2)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X (2)
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

1 - Effective September 26, 2009, the debtors signed an agency agreement with Gordon Brothers Retail Partners, LLC to guarantee the sale proceeds of the liquidation of merchandise in certain of our store locations.

2 - The debtors obtained certain orders on or shortly after the commencement of these chapter 11 cases designed to minimize the disruption of business operations. Such orders gave the Debtors permission to pay certain prepetition amounts related to employee compensation programs, certain customer programs, sales and use taxing authorities, workers' compensation and other insurance programs and certain common carriers. During the period reported herein, the Debtors paid certain prepetition obligations under such orders.